Scudder
Pacific
Opportunities
Fund

Annual Report
October 31, 1998

Pure No-Load(TM) Funds

Seeks long-term growth of capital through investment primarily in the equity securities of Pacific Basin companies, excluding Japan.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER                    (logo)

                       Scudder Pacific Opportunities Fund\

--------------------------------------------------------------------------------
Date of Inception: 12/8/92   Total Net Assets as of       Ticker Symbol:  SCOPX
                            10/31/98: $112.8 million
--------------------------------------------------------------------------------

o While the Fund's return of -24.16% for the twelve-month period ended October 31, 1998 was disappointing, it performed relatively well compared to the -25.04% return of its unmanaged benchmark, the MSCI All Country Asia Free Index (excluding Japan).

o We continue to employ strict purchase guidelines to select securities of high quality, cash-rich companies with dominant positions in their local markets and clear competitive advantages over their international competitors.

o Despite the poor performance of the region's stock markets, signs are beginning to emerge that the economic outlook is improving. Through the careful selection of stocks that we believe stand to benefit from a recovery, Scudder Pacific Opportunities Fund is positioned for a potential rebound.



                                Table of Contents

   3  Letter from the Fund's President    18  Financial Highlights
   4  Performance Update                  19  Notes to Financial Statements
   5  Portfolio Summary                   24  Report of Independent Accountants
   6  Portfolio Management Discussion     25  Tax Information
  10  Glossary of Investment Terms        29  Investment Products and Services
  11  Investment Portfolio                30  Scudder Solutions
  15  Financial Statements


                     2 - Scudder Pacific Opportunities Fund

                        Letter from the Fund's President

Dear Shareholders,

     The past twelve months have been a period of extraordinary volatility in the emerging markets. The Pacific Basin has been the focal point of the turmoil, beset by instability in the banking system, high interest rates, and the slowing of the regional economy. The crisis, which began over a year ago with the devaluation of the Thai baht, has caused investors to flee the region, following a chain reaction of currency devaluations, stock market declines, and social unrest. While such turbulence can pose a challenge even to long-term investors, we believe from these price levels there is significant opportunity and that well managed, financially sound companies may stand to benefit when the region ultimately turns around. To this end, your Fund will continue to use a long-term approach, emphasizing fundamental research and intensive individual stock selection.

     As the crisis has entered its second year, we have been encouraged by signs of reform that are emerging within the financial and corporate sectors, and by recognition among political leaders that concrete action is required. Although we expect continued near-term volatility, we believe that the Pacific Basin remains a dynamic region that can provide rewards for long-term investors who are able to weather the storm.

     For those of you who are interested in new Scudder products, we recently introduced the Scudder Tax Managed Growth Fund, investing in medium- to large-sized U.S. companies, and Scudder Tax Managed Small Company Fund, which invests in stocks of small U.S. companies. Using a combination of quantitative and fundamental research, the funds will focus on companies with strong earnings growth, reasonable valuations, and favorable risk profiles. Both funds strive to maximize after-tax returns by systematically taking into account the tax implications of portfolio transactions and seeking to offset capital gains by realizing losses when appropriate.

     Thank you for your continued investment in Scudder Pacific Opportunities Fund. If you have any questions about your investment, please call Scudder Investor Relations at 1-800-225-2470, or visit our Web site at www.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Pacific Opportunities Fund


                     3 - Scudder Pacific Opportunities Fund

                    Performance Update as of October 31, 1998

----------------------
Fund Index Comparisons
----------------------
                              Total Return
---------------------------------------------------
Period Ended   Growth of                   Average
10/31/98       $10,000       Cumulative    Annual
---------------------------------------------------
Scudder Pacific Opportunities Fund
---------------------------------------------------
1 Year         $   7,584       -24.16%     -24.16%
5 Year         $   5,420       -45.80%     -11.53%
Life of Fund*  $   7,321       -26.79%      -5.15%
---------------------------------------------------
MSCI All Country Asia Free Index
(excluding Japan)
---------------------------------------------------
1 Year         $   7,496       -25.04%     -25.04%
5 Year         $   5,857       -41.43%     -10.14%
Life of Fund*  $   9,647        -3.53%      -0.61%
---------------------------------------------------
* The Fund commenced operation on December 8, 1992.
  Index comparisons begin December 31, 1992.

------------------------------
Growth of a $10,000 Investment
------------------------------

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE
CHART DATA:

                    MSCI All Country Asia Free      Scudder Pacific
                    Index (excluding Japan)         Opportunities Fund

              12/92*       10000                           10000
                '93        16472                           13542
                '94        19062                           14747
                '95        17131                           13174
                '96        18525                           13538
                '97        12871                            9677
                '98         9647                            7340

Yearly periods ended October 31

The Morgan Stanley Capital International (MSCI) All Country Asia Free Index is an unmanaged capitalization-weighted measure of stock markets in the Pacific Region, excluding Japan. Index returns assume dividends are reinvested and, unlike Fund returns, do not reflect any fees or expenses.

---------------------------------
Returns and Per Share Information
---------------------------------

Yearly periods ended October 31

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

CHART DATA:

                                   1993*     1994       1995      1996      1997      1998
-------------------------------------------------------------------------------------------------
Net Asset Value                  $ 16.21   $ 17.57   $ 15.59    $ 15.93   $ 11.38   $  8.38
-------------------------------------------------------------------------------------------------
Income Dividends                 $    --   $   .08   $   .10    $   .10   $   .01   $   .30
-------------------------------------------------------------------------------------------------
Capital Gains Distributions      $    --   $   .01   $    --    $    --   $    --   $    --
-------------------------------------------------------------------------------------------------
Fund Total Return (%)              35.08      8.97    -10.73       2.76    -28.52    -24.16
-------------------------------------------------------------------------------------------------
Index Total Return (%)             64.72     15.73    -10.14       8.15    -30.52    -25.04
-------------------------------------------------------------------------------------------------

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total returns for the life of Fund period would have been lower.


                     4 - Scudder Pacific Opportunities Fund

                    Portfolio Summary as of October 31, 1998

------------------------------
Geographical
(Excludes 6% Cash Equivalents)
------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      Hong Kong                      29%
      Taiwan                         15%
      China                          11%
      India                           7%
      Australia                       7%
      Korea                           6%
      Singapore                       6%
      Indonesia                       5%
      Thailand                        3%
      Other                          11%
   --------------------------------------
                                    100%
   --------------------------------------

   Management continued to seek opportunities in countries that have responded to the crisis in a proactive fashion.


------------------------------
Sectors
(Excludes 6% Cash Equivalents)
------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      Financial                      25%
      Technology                     16%
      Manufacturing                  13%
      Communications                  8%
      Transportation                  7%
      Metals & Minerals               7%
      Energy                          5%
      Durables                        4%
      Consumer Staples                4%
      Other                          11%
   --------------------------------------
                                    100%
   --------------------------------------

  Sector weightings are the result of individual stock selection, rather than a top-down allocation of assets.


---------------------------
Ten Largest Equity Holdings
(30% of Portfolio)
---------------------------

    1. Hutchison Whampoa Ltd.
       Container terminal and real
       estate company
    2. Cheung Kong Holdings Ltd.
       Real estate company
    3. Citic Pacific Ltd.
       Diversified holding company
    4. New World Development Co. Ltd.
       Property investment and
       development, construction and
       engineering, hotels and
       restaurants, telecommunications
    5. Li & Fung Ltd.
       Investment holding company, engaged in export trading
    6. ASE Test Ltd.
       Testing services to semiconductor
       manufacturers
    7. Beijing Datang Power Generation
       Co. Ltd.
       Owner and operator of coal-fired
       electric power plants
    8. Freeport-McMoRan Copper & Gold, Inc.
       Mining company operating in
       Indonesia
    9. Natsteel Electronics Ltd.
       Manufacturer of computer
       peripheral, telecommunication and
       network products
   10. Synnex Technology International
       Corp.
       Distributor of personal computers
       and peripherals

   Top holdings reflect a focus on well-managed companies that have displayed the ability to remain competitive in a difficult environment.


For more complete details about the Fund's investment portfolio, see page. A quarterly Fund Summary and Portfolio Holdings are available upon request.


                     5 - Scudder Pacific Opportunities Fund

                         Portfolio Management Discussion

In the following interview, Theresa Gusman, Lead Portfolio Manager of Scudder Pacific Opportunities Fund, discusses the Fund's strategy and the market environment for the twelve-month period ended October 31, 1998.

Q: How would you characterize market conditions in the region during the past year?

A: The Asian stock markets continued to experience extreme volatility, although currencies gradually stabilized following their collapse in 1997. For much of this period, stocks suffered from the painful combination of an uncertain economic outlook, the loss of liquidity within the banking system, and the scarcity of capital that resulted from foreign investors scrambling to reduce their exposure to the region. Markets reacted by plummeting throughout the fall of 1997, then bouncing back in the early part of this year as investors sought to capitalize on lower prices. Once it became apparent that the financial crisis would not be quickly resolved, stocks fell once again and remained under pressure through the summer as investors responded negatively to the imposition of capital controls in Malaysia and Hong Kong's intervention in the stock market. In October, equities staged a rebound as interest rate cuts by the U.S. Federal Reserve prompted a reassessment of depressed securities prices in the emerging markets, and valuations in Asia reached distressed levels. Throughout the period, the ongoing financial crisis in Japan destabilized the entire region, although the rebound of the yen and the increasing possibilities of reform provided reasons for optimism at the period end.

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART TITLE:
Market Performance

BAR CHART PERIOD:
Twelve months ended October 31, 1998

BAR CHART DATA:

Australia                        - 0.89%
Hong Kong                        - 5.81%
Philippines                      -10.26%
Taiwan                           -14.87%
Singapore                        -22.45%
Korea                            -24.51%
Thailand                         -28.18%
India                            -34.20%
New Zealand                      -35.03%
China                            -52.85%
Malaysia                         -63.91%
Indonesia                        -76.92%

% Change in U.S. Dollar Return

Source: Morgan Stanley Capital International indices in U.S. dollars


                     6 - Scudder Pacific Opportunities Fund

Q: How did the Fund perform relative to its benchmark, the MSCI Asia All-Country (ex-Japan) Index?

A: Scudder Pacific Opportunities Fund provided a total return of -24.16% for the twelve months, beating the benchmark, which returned -25.04%. The Fund's relative performance was helped by a disciplined approach to stock picking that led to our uncovering quality companies throughout the region, and our overweighting of Taiwan.

Q: What was your strategy throughout this tumultuous period?

A: In all market conditions, our ongoing goal is to use intensive fundamental research to locate attractive, undervalued companies with excellent management, dominant market positions, clear competitive advantages, high-to-improving return on equity, and strong balance sheets. Faced with a rapidly changing environment such as we have experienced in the last twelve months, we have sought to identify companies positioned to benefit from the shifting structural, political, social, and economic backdrop in Asia.

During the past twelve months, our primary goal has been to invest in stable, established companies that will not only survive, but will prosper as the region begins to recover. Using strict purchase-price targets, we are investing in three kinds of companies that we believe should benefit from a rebound in the regional economy. First, we are looking for strong firms that dominate their local markets, and/or operate in an industry with high barriers to entry. Second, we are focusing on well capitalized, low-cost exporters that can help their corporate customers cut costs, a skill that will be prized if global economic growth slows and profitability deteriorates. Third, we are finding opportunities in downtrodden natural resources companies that have been hit hard by deflation, but which stand to benefit if Japan finds a way to jump-start its economy.

Q: Can you tell us about some individual stocks or industries that illustrate your stock selection strategy?

A: We are intrigued by the very attractive valuations that have emerged following the sharp decline of Pacific Basin equities in the sixteen months since the crisis began. In our analysis of exporters, we have found the pulp and paper companies, Taiwanese technology companies, and trade- and outsourcing-related firms to possess particularly strong potential. Singapore's Asia Pulp & Paper, for example, is the lowest cost producer of pulp and paper in the world, but is trading at a P/E ratio of approximately seven times annualized bottom-cycle earnings per share, despite posting a 41% increase in net income. Among firms with strong local positions, we continue to have a positive outlook on Chinese expressway companies, whose valuation of 10-11 times earnings appears cheap given our expectation of annual earnings per share growth of 25% over the next five years.

Q: Has your bottom-up strategy led to adjustments in the Fund's country allocations?

A: Yes. In the twelve-month period, we have reduced our holdings in Hong Kong, whose stock market is largely made up of banks and property companies. We have

                     7 - Scudder Pacific Opportunities Fund
also trimmed exposure to non-exporting firms in Indonesia. India and mainland China, on the other hand, have proven to be two countries where the valuations of selected companies have become very attractive in relation to their growth potential.

Q: Are any signs emerging that there may be light at the end of the tunnel?

A: There have been some positive developments in the region throughout 1998. Although economic, political, and social risks remain high, we are optimistic on the outlook for Asian equities and are trying to position the Fund to benefit from an upturn. The most important trend since the beginning of the year is that currencies stabilized in an environment of declining interest rates, a condition we have long believed would be the first step toward recovery. Previously, Asian countries were forced to raise rates to restrictive levels in order to stem capital outflows and stabilize their currencies, but this strategy had the harmful side effect of depressing economic growth.

On the economic front, we are encouraged by signs that domestic consumption, a key element of economic growth, is firming in China, Indonesia, South Korea, and Thailand. The balance of trade has improved in Indonesia, the Philippines, and Thailand due to the combination of rising U.S. dollar exports and continued weak imports. If the yen strengthens further and a more positive outlook emerges for Japan's economy, this virtuous trade cycle stands to be reinforced. While the Fund does not invest directly in Japan, the nation's status as the second-largest economy in the world means that other countries in the region are highly dependent on its fortunes. Although Japan's recession deepened throughout

                     8 - Scudder Pacific Opportunities Fund

1998, the combination of the banking bill and fiscal stimulus packages may help to create the regional stability necessary for the rest of Asia to move forward.

Q: Has progress been made on reforming the financial systems in the Asian countries?

A: Yes -- we are seeing that selected Asian nations have begun the process of implementing corporate restructuring initiatives and banking system reform. These changes have come in the form of new bankruptcy laws, deregulation, and the trend toward greater transparency in corporate financial reporting. Though the process of streamlining the economies of this region will not happen quickly, such reform demonstrates that the region's governments are taking the critical first step of recognizing that a problem does indeed exist. We will be focusing our efforts on finding investments in areas where the government is being proactive in solving their financial crises.

Q: How do you expect to manage the portfolio going forward?

A: Although reasons for optimism on Asia's prospects are numerous, we believe that investors should be prepared for further volatility. Recognizing that this Fund must invest in Asian equities, we will continue to emphasize fundamental analysis and superior stock selection to try to uncover well managed, undervalued companies that have displayed the ability to remain competitive even in a difficult environment. For patient investors, such firms represent a long-term opportunity to benefit from the rebuilding of the Asian economy.

                                 Scudder Pacific
                           Opportunities Fund: A Team
                              Approach to Investing

  Scudder Pacific Opportunities Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging our extensive resources.

  Lead Portfolio Manager Theresa Gusman assumed responsibility for the Fund's day-to-day management and investment strategies in September 1998. Ms. Gusman joined the Adviser in 1995 and has over 14 years of experience in Pacific Basin investments. Portfolio Manager Elizabeth J. Allen joined the Adviser in 1987 as a member of the portfolio management team concentrating in Asia. Portfolio Manager Nicholas Bratt joined the Adviser in 1976 and has over 20 years of experience in global investing. Mr. Bratt has been a member of the fund's team since 1992.


                     9 - Scudder Pacific Opportunities Fund

                      Glossary of Investment Terms

BALANCE OF TRADE           The net difference over a period of time between
                           the value of a country's imports and exports of merchandise. When a country exports more than it imports, it is said to have a favorable balance of trade.

CURRENCY DEVALUATION       A significant decline of a currency's value relative
                           to other currencies, such as the U.S. dollar. This may be prompted by trading or central bank intervention (or the lack of intervention) in the currency markets. For U.S. investors who are investing overseas, a devaluation of a foreign currency can have the effect of reducing the total return of their investment.

FUNDAMENTAL RESEARCH       Analysis of companies based on the projected
                           impact of management, products, sales, and earnings on balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

LIQUIDITY                  A characteristic of an investment or an asset
                           referring to the ease of convertibility into cash within a reasonably short period of time.

PRICE-EARNINGS RATIO (P/E) A widely used gauge of a stock's valuation that (also "earnings multiple") indicates what investors are paying for a company's earning power at the current stock price. A P/E ratio may be based on a company's projected earnings for the coming 12 months. A higher "earnings multiple" indicates higher expected earnings growth, along with greater risk of earnings disappointment.

TRANSPARENCY               The degree to which investors can evaluate if a
                           company is managed in the interests of shareholders.
                           Transparency is often not as strong in developing markets where disclosure requirements may be less stringent and protectionism, subsidies, and cronyism may distort the business environment.

VOLATILITY                 The tendency of a security, commodity, or market to
                           rise and fall in price over time. Volatility is inherent in almost all investments but differs in degree from investment to investment and from market to market. For example, in the United States, short-term bond funds are relatively low risk and tend to have limited price changes. By contrast, stock mutual funds are relatively high risk investments. While generally offering greater potential returns, these investments exhibit much greater variations in price.

(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)


                     10 - Scudder Pacific Opportunities Fund

                   Investment Portfolio as of October 31, 1998

                                                                                                Principal            Market
                                                                                             Amount ($) (c)         Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 6.3%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 10/30/1998 at 5.4%,
  to be repurchased at $6,567,954 on 11/2/1998, collateralized by a $6,539,000                                       ---------
  U.S. Treasury Note, 7.0%, 4/15/1999 (Cost $6,565,000) ..................................     6,565,000             6,565,000
                                                                                                                     ---------

Convertible Bonds 2.4%
------------------------------------------------------------------------------------------------------------------------------
Indonesia 1.2%
APP Global Finance Ltd., 2%, 7/25/2000 ...................................................     1,927,000             1,223,645
                                                                                                                     ---------
Philippines 0.4%
Pilipino Telephone Corp., 1.75%, 7/17/2006 ...............................................     1,771,000               442,750
                                                                                                                     ---------
Singapore 0.8%
Asia Pulp & Paper Company VI Ltd., Zero Coupon, 11/18/2012 ...............................     5,644,000               825,435
------------------------------------------------------------------------------------------------------------------------------
Total Convertible Bonds (Cost $4,448,136)                                                                            2,491,830
------------------------------------------------------------------------------------------------------------------------------

                                                                                                 Shares
------------------------------------------------------------------------------------------------------------------------------
Preferred Stocks 1.2%
------------------------------------------------------------------------------------------------------------------------------
Australia
                                                                                                                     ---------
Oil Search Ltd. (Oil and gas exploration and production) (Cost $1,197,350) ...............        19,250             1,263,281
                                                                                                                     ---------

Common Stocks 90.1%
------------------------------------------------------------------------------------------------------------------------------
Australia 5.2%
Acacia Resources Ltd. (Gold and mineral exploration company with operations
  throughout Australia) ..................................................................       551,700               879,272
Brambles Industries Ltd. (Transport systems) .............................................        56,900             1,247,888
Delta Gold NL (Emerging junior exploration company with important platinum
  property in Zimbabwe) ..................................................................       521,100               853,301
Pasminco Ltd. (Diversified mining company) ...............................................     1,358,900             1,112,599
St. George Bank Ltd. (Commercial bank) ...................................................       193,383             1,289,865
Zimbabwe Platinum Mines Ltd.* (Mining company which explores for platinum) ...............       104,220                25,404
                                                                                                                        ------
                                                                                                                     5,408,329
                                                                                                                     ---------
China 10.2%
Beijing Datang Power Generation Co., Ltd. "H" (Owner and operator of coal-fired
  electric power plants) .................................................................     7,722,000             2,392,873
China Resources Beijing Land (Real estate holding company) ...............................     4,740,000             1,269,916
China Telecom Ltd.* (Telecommunication services) .........................................       561,000             1,053,912
Guangdong Kelon Electric Holdings, Ltd. (Refrigerator manufacturer) ......................     1,430,000             1,218,593
Harbin Power Equipment Co., Ltd. (Manufacturer of electric power generation
  equipment) .............................................................................     8,592,000               709,991
Jiangsu Expressway Co., Ltd. "H" (Builder and manager of the Shanghai-Nanjing
  expressway) ............................................................................     5,196,000             1,281,389

    The accompanying notes are an integral part of the financial statements.


                     11 - Scudder Pacific Opportunities Fund

                                                                                                                     Market
                                                                                                  Shares            Value ($)
------------------------------------------------------------------------------------------------------------------------------
Shenzhen Expressway Co. "H" (Highway developer) ..........................................     5,133,000             1,159,813
Sichuan Expressway Co. "H" (Developer of toll roads, bridges and tunnels) ................     4,663,000               439,508
Zhejiang Expressway Co., Ltd. "H" (Road construction and management) .....................     6,114,000             1,192,013
                                                                                                                    ----------
                                                                                                                    10,718,008
                                                                                                                    ----------
Hong Kong 27.5%
Cheung Kong Holdings Ltd. (Real estate company) ..........................................       617,000             4,222,208
Cheung Kong Infrastructure Holdings (Infrastructure business in power plants,
  toll roads and bridges in China) .......................................................       836,000             2,126,430
Citic Pacific Ltd. (Diversified holding company) .........................................     1,629,000             4,017,289
Dah Sing Financial Group (General banking and property investment holding company) .......       319,000               562,214
HSBC Holdings PLC (Bank) .................................................................        47,200             1,081,730
Hutchison Whampoa, Ltd. (Container terminal and real estate company) .....................       604,900             4,334,661
Li & Fung Ltd. (Investment holding company, engaged in export trading) ...................     1,972,000             3,080,852
National Mutual Ltd. (Insurance company) .................................................     2,496,000             1,708,044
New World Development Co., Ltd. (Property investment and development,
  construction and engineering, hotels and restaurants, telecommunications) ..............     1,578,269             3,668,022
New World Infrastructure Ltd.* (Investments in and operation of infrastructure
  projects) ..............................................................................     1,153,600             1,645,872
Smartone Telecommunications Holdings Ltd. (Cellular communication services) ..............       597,500             1,697,224
Wing Hang Bank Ltd. (Corporate and retail banking, foreign exchange) .....................       333,000               634,183
                                                                                                                    ----------
                                                                                                                    28,778,729
                                                                                                                    ----------
India 6.9%
Corporation Bank (Commercial bank) (b) ...................................................       310,800               715,849
HDFC Bank Ltd. (Corporate banking and financial services) (b) ............................       452,600               562,880
Hero Honda Motors Ltd. (Manufacturer of motorized two wheelers) (b) ......................       158,200             2,075,733
Hindustan Lever Ltd. (Manufacturer of consumer products) (b) .............................        15,200               574,999
Indian Tobacco Co. (Tobacco company) (b) .................................................        10,122               167,147
Infosys Technologies Ltd. (Financial and industrial software developer) (b) ..............         9,700               554,645
Mahanagar Telephone Nigam Ltd. (Telecommunication services in Delhi and
  Bombay) (b) ............................................................................       125,900               543,710
Punjab Tractors Ltd. (Manufacturer of agricultural equipment) (b) ........................        51,800               956,848
TVS Suzuki Ltd. (Manufacturer of motorcycles and mopeds) (b) .............................        74,300             1,051,597
                                                                                                                    ----------
                                                                                                                     7,203,408
                                                                                                                    ----------
Indonesia 3.2%
Gudang Garam (Manufacturer and distributor of cigarettes) ................................       854,000               769,724
Indonesia Satellite Corp. (ADR) (International telecommunication services) ...............       102,100             1,065,669
Indorama Synthetics* (Producer of polyester yarn, fiber and fabric) ......................     9,458,300             1,244,513
PT Astra International, Inc.* (Distributor of automobiles and related parts) .............     4,263,000               238,391
                                                                                                                    ----------
                                                                                                                     3,318,297
                                                                                                                    ----------

    The accompanying notes are an integral part of the financial statements.


                     12 - Scudder Pacific Opportunities Fund

                                                                                                                     Market
                                                                                                  Shares            Value ($)
------------------------------------------------------------------------------------------------------------------------------
Korea 5.7%
Korea Fund, Inc.* (Affiliated investment company) ........................................       248,600             2,066,488
Medison Co., Ltd. (Producer of medical equipment) ........................................        95,370             1,055,250
Pohang Iron & Steel Co., Ltd. (Leading steel producer) (b) ...............................        30,740             1,702,523
Samsung Electronics Co., Ltd. (Major electronics manufacturer) ...........................        27,960             1,144,252
                                                                                                                     ---------
                                                                                                                     5,968,513
                                                                                                                     ---------
Malaysia 1.5%
Kuala Lumpur Kepong Berhad (Producer of palm products, natural rubber and
  cocoa) (b) .............................................................................       614,000               576,514
United Plantations Berhad (Cultivation and processing of oil palm, copra and
  cocoa) (b) .............................................................................     1,447,000               968,728
                                                                                                                     ---------
                                                                                                                     1,545,242
                                                                                                                     ---------
New Zealand 2.6%
Fletcher Challenge Energy Ltd. (NZD) (Oil and gas exploration and development) ...........       759,700             1,400,001
Fletcher Challenge Energy Ltd. (AUD) .....................................................       179,500               332,075
Telecom Corp. of New Zealand (Installment Receipts) (Provider of
  telecommunications services) ...........................................................       538,600             1,049,593
                                                                                                                     ---------
                                                                                                                     2,781,669
                                                                                                                     ---------
Papua New Guinea 1.1%
Orogen Minerals Ltd. (Investment company with controlling interest in Papua New
  Guinea gold and oil companies) .........................................................       866,200             1,180,198
                                                                                                                     ---------
Philippines 2.2%
International Container Terminal Services, Inc.* (Containerized cargo handling
  firm) ..................................................................................    11,316,600               757,245
Philippine Long Distance Telephone Co. (Telecommunication services) ......................        56,000             1,339,281
Philippine Long Distance Telephone Co. (ADR) .............................................         8,600               209,625
                                                                                                                     ---------
                                                                                                                     2,306,151
                                                                                                                     ---------
Singapore 4.7%
Asia Pulp & Paper Co., Ltd. (ADR)* (Producer of pulp and paper) ..........................       147,500             1,226,094
Natsteel Electronics Ltd. (Manufacturer of computer peripheral, telecommunication
  and network products) ..................................................................     1,139,000             2,337,487
Overseas Union Bank Ltd. (Foreign registered) (Provider of banking and financial
  services) ..............................................................................       509,000             1,382,353
                                                                                                                     ---------
                                                                                                                     4,945,934
                                                                                                                     ---------
Taiwan 14.1%
ASE Test Ltd.* (Testing services to semiconductor manufacturers) .........................        94,100             2,575,988
Acer Peripherals, Inc. (Developer and distributor of computer peripherals) ...............     1,581,291             1,999,474
Asustek Computer Inc.* (Manufacturer of computer mainboards, audio/video cards
  and network cards) .....................................................................       199,141             1,473,981
Bank SinoPac* (Commercial bank) ..........................................................       152,075                64,957
Compeq Manufacturing Co., Ltd.* (Manufacturer of multi-layer double-sided printed
  circuit boards) ........................................................................       229,800             1,459,948
Delta Electronic Industrial (Manufacturer of power supply equipment) .....................       330,000               951,581

    The accompanying notes are an integral part of the financial statements.


                     13 - Scudder Pacific Opportunities Fund

                                                                                                                     Market
                                                                                                  Shares            Value ($)
------------------------------------------------------------------------------------------------------------------------------
Far East Textile Ltd. (Manufacturer of natural and synthetic textile products) ...........           560                   390
Hon Hai Precision Industry Co., Ltd.* (Manufacturer of electronic connectors,
  cable assemblies and memory chips) .....................................................       197,000               947,787
Kinpo Electronics, Inc.* (Manufacturer of electronic office machines) ....................       588,000               906,708
Lite-on Electronic Co., Ltd. (Manufacturer of electronic components and power
  supplies) ..............................................................................       594,000             1,300,663
Siliconware Corp.* (Testing and packaging of integrated circuits) ........................     1,485,200               993,950
Synnex Technology International Corp. (GDR)* (Distributor of personal computers
  and peripherals) .......................................................................       585,643             2,158,345
                                                                                                                   -----------
                                                                                                                    14,833,772
                                                                                                                   -----------
Thailand 3.0%
BEC World Public Co., Ltd. (Holding company involved in entertainment and
  television broadcasting) (b) ...........................................................       173,500             1,067,111
PTT Exploration and Production Co., Ltd. (Foreign registered)* (Petroleum
  refinery) (b) ..........................................................................       224,900             2,080,991
                                                                                                                   -----------
                                                                                                                     3,148,102
                                                                                                                   -----------
United States 2.2%
Freeport McMoRan Copper & Gold, Inc. "A" (Mining company operating in Indonesia) .........       196,600             2,346,913
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $99,286,126)                                                                              94,483,265
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $111,496,612) (a)                                                       104,803,376
------------------------------------------------------------------------------------------------------------------------------

*     Non-income producing security

(a) The cost for federal income tax purposes was $116,640,793. At October 31, 1998, net unrealized depreciation for all securities based on tax cost was $11,837,417. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $9,854,732 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $21,692,149.

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $13,599,275 (12.06% of net assets). Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at October 31, 1998 aggregated $15,627,331. These securities may also have certain restrictions as to resale.

(c)   Principal amount stated in U.S. dollars unless otherwise noted.

Transactions in written options during the year ended October 31, 1998 were:

                                                                Number of Contracts            Premiums ($)
                                                               --------------------------------------------------
       Outstanding at
           October 31, 1997 ...............................                --                         --
           Contracts written ..............................             4,371                    317,983
           Contracts closed ...............................            (4,371)                  (317,983)
                                                               --------------------------------------------------
           October 31, 1998 ...............................                --                         --
                                                                       ======                   ========

 Currency Abbreviations
 ----------------------
 AUD   Australian Dollars     NZD   New Zealand Dollars     USD   U.S. Dollars
 KRW   Korean Won             TWD   Taiwanese Dollars

    The accompanying notes are an integral part of the financial statements.


                     14 - Scudder Pacific Opportunities Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                             as of October 31, 1998

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $111,496,612) ...................  $ 104,803,376
                 Cash ....................................................................        403,260
                 Foreign currency holdings, at market (identified cost $1,703,046) .......      1,380,353
                 Receivables for investments sold ........................................      2,871,648
                 Dividends and interest receivable .......................................        132,125
                 Receivables for Fund shares sold ........................................      5,252,651
                 Unrealized appreciation on forward currency exchange contracts ..........        182,518
                 Other assets ............................................................          2,586
                                                                                            ----------------
                 Total assets ............................................................    115,028,517
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for investments purchased .......................................        402,886
                 Payable for Fund shares redeemed ........................................        759,280
                 Unrealized depreciation on forward currency exchange contracts ..........        757,711
                 Accrued management fee ..................................................         95,493
                 Other payables and accrued expenses .....................................        246,632
                                                                                            ----------------
                 Total liabilities .......................................................      2,262,002
                --------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 112,766,515
                --------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Undistributed net investment income .....................................        273,389
                 Unrealized appreciation (depreciation) on:
                    Investments ..........................................................     (6,693,236)
                    Foreign currency related transactions ................................       (577,364)
                 Accumulated net realized loss ...........................................    (64,078,336)
                 Paid-in capital .........................................................    183,842,062
                --------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 112,766,515
                --------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                    ($112,766,515 /13,463,341 shares of capital stock outstanding,          ----------------
                    $.01 par value, 100,000,000 shares authorized) .......................          $8.38
                                                                                            ----------------

    The accompanying notes are an integral part of the financial statements.


                     15 - Scudder Pacific Opportunities Fund

                                        Statement of Operations
                                      year ended October 31, 1998

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Dividends (net of foreign taxes withheld of $261,463) ...................  $   2,320,437
                 Interest (net of foreign taxes withheld of $4,244) ......................      1,306,253
                                                                                            ----------------
                                                                                                3,626,690
                                                                                            ----------------
                 Expenses:
                 Management fee ..........................................................      1,356,087
                 Services to shareholders ................................................        900,483
                 Custodian and accounting fees ...........................................        491,373
                 Directors' fees and expenses ............................................         65,516
                 Reports to shareholders .................................................         68,255
                 Auditing ................................................................         73,798
                 Registration fees .......................................................         25,945
                 Legal ...................................................................         13,763
                 Amortization of organization expenses ...................................          1,143
                 Other ...................................................................         23,019
                                                                                            ----------------
                                                                                                3,019,382
                --------------------------------------------------------------------------------------------
                 Net investment income (loss)                                                     607,308
                --------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments (Net of India Tax $18,112) ..................................    (43,811,006)
                 Options .................................................................       (595,662)
                 Foreign currency related transactions ...................................       (469,252)
                                                                                            ----------------
                                                                                              (44,875,920)
                                                                                            ----------------
                 Net unrealized appreciation (depreciation) during the period on:
                 Investments .............................................................     15,779,644
                 Foreign currency related transactions ...................................       (278,417)
                                                                                            ----------------
                                                                                               15,501,227
                --------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                   (29,374,693)
                --------------------------------------------------------------------------------------------

                --------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $ (28,767,385)
                --------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                     16 - Scudder Pacific Opportunities Fund

                                  Statements of Changes in Net Assets

                                                                               Years Ended October 31,
Increase (Decrease) in Net Assets                                              1998              1997
----------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income (loss) ........................... $    607,308      $   (626,474)
                 Net realized gain (loss) from investment transactions ..  (44,875,920)       (1,792,604)
                 Net unrealized appreciation (depreciation) on
                 investment transactions during the period ..............   15,501,227       (49,806,055)
                                                                          ----------------  ----------------
                 Net increase (decrease) in net assets resulting from
                    operations ..........................................  (28,767,385)      (52,225,133)
                                                                          ----------------  ----------------
                 Distributions to shareholders from net investment
                 income .................................................   (3,652,405)         (208,281)
                                                                          ----------------  ----------------
                 Fund share transactions:
                 Proceeds from shares sold ..............................  488,924,261       389,468,297
                 Net asset value of shares issued to shareholders in
                 reinvestment of distributions ..........................    3,371,465           183,112
                 Cost of shares redeemed ................................ (494,386,113)     (519,332,843)
                                                                          ----------------  ----------------
                 Net increase (decrease) in net assets from Fund share
                    transactions ........................................   (2,090,387)     (129,681,434)
                                                                          ----------------  ----------------
                 Increase (decrease) in net assets ......................  (34,510,177)     (182,114,848)
                 Net assets at beginning of period ......................  147,276,692       329,391,540
                 Net assets at end of period (including undistributed
                 net investment income of $273,389 and $2,615,133,        ----------------  ----------------
                    respectively) ....................................... $112,766,515      $147,276,692
                                                                          ----------------  ----------------
Other Information
----------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period ..............   12,936,930        20,682,798
                                                                          ----------------  ----------------
                 Shares sold ............................................   53,297,255        24,241,782
                 Shares issued to shareholders in reinvestment of
                    distributions .......................................      336,809            10,985
                 Shares redeemed ........................................  (53,107,653)      (31,998,635)
                                                                          ----------------  ----------------
                 Net increase (decrease) in Fund shares .................      526,411        (7,745,868)
                                                                          ----------------  ----------------
                 Shares outstanding at end of period ....................   13,463,341        12,936,930
                                                                          ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                     17 - Scudder Pacific Opportunities Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                  Years Ended October 31,
                                                                   1998(a)    1997(a)     1996(a)      1995        1994
----------------------------------------------------------------------------------------------------------------------------
                                                                 -----------------------------------------------------------
Net asset value, beginning of period .........................    $ 11.38     $ 15.93    $ 15.59     $ 17.57     $ 16.21
                                                                 -----------------------------------------------------------
Income from investment operations:
Net investment income (loss) .................................       0.05        (.04)       .02         .10         .04
Net realized and unrealized gain (loss) on investment
  transactions ...............................................      (2.75)      (4.50)       .42       (1.98)       1.41
                                                                 -----------------------------------------------------------
Total from investment operations .............................      (2.70)      (4.54)       .44       (1.88)       1.45
                                                                 -----------------------------------------------------------
Less distributions from:
Net investment income ........................................       (.30)       (.01)      (.10)       (.10)       (.08)
Net realized gains on investment transactions ................         --          --         --          --        (.01)
                                                                 -----------------------------------------------------------
Total distributions ..........................................       (.30)       (.01)      (.10)       (.10)       (.09)
                                                                 -----------------------------------------------------------

                                                                 -----------------------------------------------------------
Net asset value, end of period ...............................    $  8.38     $ 11.38    $ 15.93     $ 15.59     $ 17.57
                                                                 -----------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) .............................................     (24.16)     (28.52)      2.76      (10.73)       8.97
Ratios and Supplemental Data
Net assets, end of period ($ millions) .......................        113         147        329         384         499
Ratio of operating expenses, net to average daily net
  assets (%) .................................................       2.46        1.94       1.75        1.74        1.81
Ratio of net investment income (loss) to average daily net
  assets (%) .................................................        .50        (.22)       .12         .65         .28
Portfolio turnover rate (%) ..................................      140.9        97.2       95.4        64.0        38.5

(a)   Based on monthly average shares outstanding during the period.


                     18 - Scudder Pacific Opportunities Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Pacific Opportunities Fund (the "Fund") is a non-diversified series of Scudder International Fund, Inc. (the "Corporation"). The Corporation is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on the Nasdaq System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities other than money market securities are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least the repurchase price.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the Fund purchased call options and wrote call options on indices as a hedge against potential adverse price movements in the value of portfolio assets.

If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.


                    19 - Scudder Pacific Opportunities Fund

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies and as a hedge against changes in exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

     (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.


                    20 - Scudder Pacific Opportunities Fund

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes, and no federal income tax provision was required.

At October 31, 1998, the Fund had a net tax basis capital loss carryforward of approximately $60,000,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2002 ($13,000,000), October 31, 2004 ($5,000,000) and October 31, 2006
($42,000,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in passive foreign investment companies and investments in certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Organization Costs. Costs incurred by the Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

Other. Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. All original issue discounts are accreted for both tax and financial reporting purposes. Interest income is recorded on the accrual basis.

                      B. Purchases and Sales of Securities

For the year ended October 31, 1998, purchases and sales of investment securities (excluding short-term investments) aggregated $159,269,584 and $150,556,128, respectively.

                               C. Related Parties

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder


                    21 - Scudder Pacific Opportunities Fund
changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between the Fund and Scudder Kemper was approved by the Fund's Board of Directors and by the Fund's Shareholders. The Management Agreement, which was effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund.

Under the Management Agreement with Scudder Kemper, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 1998, the fee pursuant to these agreements amounted to $1,356,087 of which $95,493 is unpaid at October 31, 1998. In addition, during the year ended October 31, 1998, the Adviser reimbursed the Fund $517,166 for losses incurred in connection with equity securities trading.

On September 7, 1998, Zurich, majority owner of the adviser, entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Fund's Management Agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Directors of the Fund has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former Management Agreement, except for the dates of execution, termination, and breakpoints in the fee structure. The Board of Directors of the Fund will seek shareholder approval of the new investment management agreement through a proxy solicitation that is currently scheduled to conclude in mid-December.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended October 31, 1998, the amount charged to the Fund by SSC aggregated $728,060, of which $54,751 is unpaid at October 31, 1998.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans for the Fund. For the year ended October 31, 1998, the amount charged to the Fund by STC aggregated $42,966, of which $3,482 is unpaid at October 31, 1998.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended October 31, 1998, the amount charged to the Fund by SFAC aggregated $114,392, of which $16,656 is unpaid at October 31, 1998.

The Fund pays each Trustee not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the year ended October 31, 1998, Directors' fees and expenses aggregated $65,516.


                    22 - Scudder Pacific Opportunities Fund

                        D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

                                 E. Commitments

As of October 31, 1998, the Fund had entered into the following forward foreign currency exchange contracts resulting in net unrealized depreciation of $575,193.

                                                                                           Net Unrealized
                                                                                            Appreciation
                                                                     Settlement            (Depreciation)
         Contracts to Deliver           In Exchange For                 Date                   (U.S.$)
       --------------------------   ------------------------   -----------------------   --------------------

       TWD           290,122,229    USD           8,535,517                 11/18/1998       (408,522)
       TWD           190,832,950    USD           5,621,000                 11/18/1998       (262,098)
       USD             1,694,417    KRW           2,324,740                   8/4/1999         25,502
       KRW             2,324,740    USD           1,745,300                   8/4/1999         25,381
       USD             1,586,853    KRW           2,324,740                  8/13/1999        131,635
       KRW             2,324,740    USD           1,631,396                  8/13/1999        (87,091)
                                                                                            ---------
                                                                                             (575,193)
                                                                                             ========

                               F. Lines of Credit

The Fund and several affiliated Funds (the "Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement. In addition, the Fund also maintains an uncommitted line of credit.


                    23 - Scudder Pacific Opportunities Fund

                        Report of Independent Accountants


To the Board of Directors of Scudder International Fund, Inc. and to the Shareholders of Scudder Pacific Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Pacific Opportunities Fund (the "Fund") at October 31, 1998, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


Boston, Massachusetts                               PricewaterhouseCoopers LLP
December 16, 1998


                    24 - Scudder Pacific Opportunities Fund

                                Tax Information

The Fund paid foreign taxes of $266,000 and earned $453,000 of foreign source income during the fiscal year ended October 31, 1998. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $0.02 per share as foreign taxes paid and $0.03 per share as income earned from foreign sources for the fiscal year ended October 31, 1998.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Service Representative at 1-800-225-5163.


                    25 - Scudder Pacific Opportunities Fund

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                                  intentionally
                                   left blank.


                    26 - Scudder Pacific Opportunities Fund

                                    This Page
                                  intentionally
                                   left blank.


                    27 - Scudder Pacific Opportunities Fund

                             Officers and Directors

Daniel Pierce*
Chairman of the Board and Director

Nicholas Bratt*
President

Paul Bancroft III
Director; Venture Capitalist and
Consultant

Sheryle J. Bolton
Director; Chief Executive
Officer, Scientific Learning
Corporation

William T. Burgin
Director; General Partner,
Bessemer Venture Partners

Thomas J. Devine
Director; Consultant

Keith R. Fox
Director; President, Exeter
Capital Management
Corporation

William H. Gleysteen, Jr.
Director; Consultant; Guest
Scholar, Brookings Institute

William H. Luers
Director; President, The
Metropolitan Museum of Art

Wilson Nolen
Director; Consultant

Kathryn L. Quirk*
Director, Vice President and
Assistant Secretary

Joan Spero
Director; President, Doris Duke
Charitable Foundation

Robert G. Stone, Jr.
Honorary Director; Chairman
Emeritus and Director, Kirby
Corporation

Elizabeth J. Allan*
Vice President

Irene T. Cheng*
Vice President

Joyce E. Cornell*
Vice President

Susan E. Dahl*
Vice President

Carol L. Franklin*
Vice President

Edmund B. Games, Jr.*
Vice President

Theresa Gusman*
Vice President

Thomas W. Joseph*
Vice President

Sheridan P. Reilly*
Vice President

Thomas F. McDonough*
Vice President and Secretary

John R. Hebble*
Treasurer

Richard W. Desmond*
Assistant Secretary

Caroline Pearson*
Assistant Secretary


                        *Scudder Kemper Investments, Inc.

                    28 - Scudder Pacific Opportunities Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series--
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series--
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                     29 - Scudder Pacific Opportunities Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                     30 - Scudder Pacific Opportunities Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                     31 - Scudder Pacific Opportunities Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $230 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the United States.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

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